UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2018
 ______________________
Dell Technologies Inc.

(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

As previously reported, during the three months ended May 4, 2018, Dell Technologies Inc. (the "Company") adopted the new accounting standard for revenue recognition set forth in ASC 606, "Revenue From Contracts With Customers."  The Company is filing this Current Report on Form 8-K to present certain previously reported financial statements and other related financial information on a basis consistent with the new revenue standard. The financial information that is being recast in this Current Report on Form 8-K was originally filed on March 29, 2018 with the Securities and Exchange Commission (the "SEC") in the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2018 (the "2018 Form 10-K").

In addition to the updates related to the new revenue standard, the Company has recast the Consolidated Statements of Cash Flows in accordance with the new accounting standards as set forth in ASC 230, "Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments" and "Statement of Cash Flows — Restricted Cash," which the Company adopted during the three months ended May 4, 2018.

Segment information included in Exhibit 99.1 to this Current Report also has been recast to conform with certain segment reporting changes the Company made during the three months ended May 4, 2018.

Items Included in this Filing

The recast historical consolidated financial statements for the fiscal years ended February 2, 2018 and February 3, 2017, as well as the other Items from our 2018 Form 10-K listed below containing recast financial information, are filed as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 8.01:

•	Part I, Item 1. Business

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

In addition, a recast presentation of the Company’s "Unaudited Attributed Financial Information for Class V Group" originally filed with the SEC as Exhibit 99.1 to the 2018 Form 10-K is filed as Exhibit 99.2 to the Current Report and incorporated by reference into this Item 8.01.

Except as set forth in the exhibits hereto, all information provided in the 2018 Form 10-K remains unchanged and this Current Report does not modify or update the disclosures in the 2018 Form 10-K. This Current Report does not reflect events occurring after the filing of the 2018 Form 10-K and should be read in conjunction with other information that the Company has filed with the SEC.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Items of Dell Technologies Inc. Form 10-K for the fiscal year ended February 2, 2018.
99.2	Unaudited Attributed Financial Information for Class V Group.
101 .INS	XBRL Instance Document.
101 .SCH	XBRL Taxonomy Extension Schema Document.
101 .CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101 .DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101 .LAB	XBRL Taxonomy Extension Label Linkbase Document.
101 .PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2018	Dell Technologies Inc.
	By:	/s/ Janet Bawcom
Janet Bawcom Senior Vice President and Assistant Secretary
(Duly Authorized Officer)